Supplement dated June 24, 2021
to the Thrivent Core Funds Prospectus and Statement of Additional Information, each dated February 28, 2021
Shareholders of Thrivent Core Emerging Markets Equity Fund (the “Fund”) recently approved a reclassification of the diversification status of the Fund from diversified to non-diversified within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”). This change is effective immediately. The prospectus and Statement of Additional Information (“SAI”) are amended as described below.
Prospectus
1.The following sentence is added to the first paragraph under the heading “Principal Strategies” for the Fund in the “Summary Section”:
As a non-diversified fund under the Investment Company Act of 1940 (the “1940 Act”), the Fund focuses its investments in the securities of a relatively few number of issuers.
2.Non-Diversified Risk is added to the “Principal Risks” for the Fund in the “Summary Section”:
Non-Diversified Risk. The Fund is not “diversified” within the meaning of the 1940 Act. That means the Fund may invest a greater percentage of its assets in the securities of any single issuer compared to other funds. A non-diversified portfolio is generally more susceptible than a diversified portfolio to the risk that events or developments affecting a particular issuer or industry will significantly affect the Fund’s performance.
Statement of Additional Information
3.The fifth sentence in the second paragraph on the cover of the SAI is deleted and replaced with the following:
Thrivent Core Emerging Markets Debt Fund and Thrivent Core Emerging Markets Equity Fund are non-diversified, and Thrivent Core International Equity Fund and Thrivent Core Low Volatility Equity Fund are diversified within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”).
4.Under ‘Investment Policies and Restrictions—Investment Limitations,” the third restriction is deleted and replaced with the following:
With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. government, its agencies, instrumentalities or authorities or repurchase agreements fully collateralized by U.S. government securities, and other investment companies) if (a) such purchase would, at the time, cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund. This restriction does not apply to the Thrivent Core Emerging Markets Debt Fund or Thrivent Core Emerging Markets Equity Fund, which are “non-diversified” within the meaning of the 1940 Act.
Please include this Supplement with your Prospectus and Statement of Additional Information.